                                 Exhibit 10qq

                           EMPLOYEE INVESTMENT PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES INC.

                               -----------------

                                  AMENDMENTS


          WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Employee Investment Plan of Levi Strauss Associates Inc. (the "Plan");

          WHEREAS, pursuant to Section 18.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

          WHEREAS, the Company and certain of its major stockholders are considering a transaction intended to ensure the long-term private, family ownership of the Company (the "Transaction") and which would involve the elimination of Company stock as an investment under the Plan;

          WHEREAS, by resolutions duly adopted on November 30, 1995, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt amendments to the Plan in order to accommodate and reflect the possibility of the Transaction and any related transactions; and

          WHEREAS, effective as of December 7, 1995 the Company adopted a new Appendix F to the Plan to accommodate and reflect the possibility of the Transaction and any related transactions;

          WHEREAS, the Company wants to amend Appendix F to delay the application of certain provisions of Appendix F;

          WHEREAS, the amendments herein are within the scope of such delegated authority of Robert D. Haas;

          NOW, THEREFORE, effective as of the date hereof, Appendix F of the Plan is hereby amended and restated in its entirety to read as set forth on the attached exhibit.

          IN WITNESS WHEREOF, the undersigned has set his hand hereunto, on December 7, 1995.



                                       /s/ Robert D. Haas
                                   __________________________
                                   Robert D. Haas

                                   Chairman of the Board and Chief Executive
                                   Officer

                                                            EXHIBIT

                          EMPLOYEE INVESTMENT PLAN OF
                          LEVI STRAUSS ASSOCIATES INC.

                                  APPENDIX F

                             --------------------

                     Suspension of Stock Fund Investments
                            and Related Provisions

                             --------------------


1.   Introduction.
     ------------

     Effective as of December 7, 1995, the provisions of this Appendix F to the Plan are applicable with respect to the transactions and events specified below, instead of the provisions of the main text of, or other appendices to, the Plan which would otherwise govern such transactions and events.

2.   Special Provisions.
     ------------------

     (a)  Stock Fund Transactions.
          -----------------------

          (i)  All reinvestment of Accounts under Section 7.3, withdrawals under
               Section 9, loans under Section 10 and distributions of Plan Benefits under Section 11 shall be suspended effective for requests received on or after the Suspension Date (as such term is defined in Section F.2(c) below), to the extent that such transactions would have resulted in the distribution or transfer of funds from the Stock Fund.

          (ii) (A) Except as provided in (B) below, any duty, responsibility or function assigned to the Investment Committee with respect to matters relating to the Stock Fund after the Effective Date, including but not limited to obtaining an appraisal of the Fair Market Value of LSAI Stock, is hereby assigned to the Chief Executive Officer of the Company (the "CEO"), or to any person or entity designated in writing by the CEO. The CEO, or the individual or entity designated by the CEO, if any, shall be referred to as the "Coordinator."

                    (B) The assignment provided in (A) above does not apply to any responsibility of the Investment Committee in discharging its duties under the Plan in connection with a transaction or event which may result in the sale, conversion or other disposition of the LSAI Stock held by the Plan, including but not limited to acting on behalf of the Plan with respect to the exercise of stockholders' rights associated with mergers (for example, dissenter's rights under relevant state law) and responses to purchase offers as described in Section 7.7(c).

          (iii) Nothing herein is intended to require the Coordinator to obtain a Fair Market Value of LSAI Stock during the suspension of Stock Fund transactions provided in Section F.2(a)(i) above.

          (iv) The responsibilities of the Investment Committee under the Plan which are not described in the assignment provided in Section F.2(a)(ii)(A) above shall remain in full force and effect.

     (b)  Investments and Investment Directions.
          -------------------------------------

          (i) No additional investment of Member Contributions or Company Contributions shall be made to the Stock Fund.

          (ii) Effective for pay periods beginning December 25, 1995, all Member Contributions held in the Retirement Government Money Market Fund pending potential investment in the Stock Fund shall be transferred to the Retirement Money Market Fund, all current Member Contributions shall be deposited in the fund designated by the Member for the investment of such Member Contributions, and the Retirement Money Market Fund shall be the Fund to receive contributions for which no proper investment direction has been received.

          (iii) With respect to any Matching Contribution which is made with respect to Member Contributions made on or after May 29, 1995:

                 (A) A transfer of Member Contributions to the Stock Fund is not required in order for the Company to make a Matching Contribution.

                 (B) The first Matching Contribution made after the date of this Appendix shall be made with respect to Member Contributions made on or before December 24, 1995 on behalf of a Member who was an Employee on November 22, 1995, or ceased to be an Employee between May 29, 1995 and November 22, 1995 by reason of an event described in
                      Section 5.1(b)(i)-(iv). Any subsequent Matching Contributions, and the time for making any such Matching Contribution, shall be determined by the Company, in its sole discretion.

                 (C) Matching Contributions shall be made in cash and deposited in the Fund designated by the Member as of the date of deposit for investment of his or her Member contributions or, if no such designation is in effect, in the Retirement Money Market Fund.

     (c)  Suspension Date.  For purposes of this Appendix F, the term
          ---------------
          "Suspension Date" shall mean the date on which the Company commences distribution (including but not limited to distribution by electronic mail) of a summary of the terms of this Appendix F.

                                 Exhibit 10qq

                           EMPLOYEE INVESTMENT PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES INC.

                               -----------------

                                  AMENDMENTS


       WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Employee Investment Plan of Levi Strauss Associates Inc. (the "Plan");

       WHEREAS, pursuant to Section 18.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

       WHEREAS, the Company desires to amend the Plan in order to readmit a limited number of Highly Compensated Employees to active participation under certain circumstances;

       WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

       WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

       WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;


       NOW, THEREFORE, effective November 27, 1995, the Plan is hereby amended as set forth below:

       1.   The current text of Section 3.5 is redesignated as Section 3.5(a).


       2. Current Sections 3.5(a) through (d) are redesignated as Sections 3.5(a)(i) through (iv).

       3. The first sentence of current Section 3.5 is amended to read as set forth below:

            Any Highly Compensated Employee will only be eligible for membership in the Plan as an Inactive Member or as set forth in Section 3.5(b), and in either case only if he or she satisfies the eligibility requirements of Section 3.1.


       4. Section 3.5 is amended by a new Section 3.5(b), to read as set forth below:

                   (b)   (i)  Eligible Highly Compensated Employees.  Section
                              -------------------------------------
            3.5(a) notwithstanding, a Highly Compensated Employee who satisfies the eligibility requirements of Section 3.1 may participate in the Plan for all or a portion of a Plan Year as a Member provided that he or she is included in an eligible category of Highly Compensated Employees described in Appendix E to the Plan.

                        (ii)  Establishment of Appendix E.  Appendix E may be
                              ---------------------------
            established, amended or revoked from time to time by any individual or entity empowered to amend the Plan. It is intended that Appendix E designate an eligible category of Highly Compensated Employees who can participate in the Plan without resulting in the Plan failing to comply with the nondiscriminatory coverage rules of Code section 410(b) or any successor provision. However, the existence of this provision does not require the Company to designate any Highly Compensated Employees, or the maximum permissible Highly Compensated Employees, to participate in the Plan as Members for any Plan Year.


       5. The Plan is amended by a new Appendix E, to read as set forth on the attached exhibit hereto.


       IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on December 21, 1995.



                                    ________________________________
                                    Donna J. Goya
                                    Senior Vice President

                 EXHIBIT TO EMPLOYEE INVESTMENT PLAN AMENDMENT


                          EMPLOYEE INVESTMENT PLAN OF
                         LEVI STRAUSS ASSOCIATES INC.

                                  APPENDIX E

                             --------------------


       Pursuant to Section 3.5(b) of the Plan, the Highly Compensated Employees described below are eligible to participate in this Plan as Members:

       6. For the Plan Year ending in 1996, Highly Compensated Employees whose compensation (as determined pursuant to Section 2.23) for the Plan Year ending in 1995 did not exceed $95,000.